THE WALL STREET FUND, INC.

Supplement dated September 24, 2010
to the Prospectus dated May 1, 2010

Effective October 1, 2010, the Board of Directors of The Wall Street Fund, Inc. (the “Fund”) has approved an Operating Expenses Limitation Agreement between the Fund and Evercore Wealth Management, LLC, the investment adviser to the Fund (the “Adviser”), pursuant to which the Adviser has agreed to waive all or a portion of its advisory fees with respect to the Fund, and to reimburse the Fund for operating expenses it incurs to the extent necessary to ensure that the total operating expenses of the Fund do not exceed 1.00% of the Fund’s average daily net assets annually.

The disclosure on Page 1 of the Prospectus is hereby revised in part to read as follows:

Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)	None

Annual Fund Operating Expenses ( expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.50%
Shareholder Servicing Fee	0.25%
Other Expenses	1.23%
Total Annual Fund Operating Expenses	1.98%
Less: Fee Waiver/ Expense Reimbursement(1)	-0.98%
Total Annual Fund Operating Expenses After Fee Waiver/Expense Reimbursement	1.00%
(1)
Effective October 1, 2010, the Adviser has contractually agreed to reduce its fees and/or reimburse the Fund to the extent necessary to ensure that Total Annual Fund Operating Expenses After Fee Waiver/Expense Reimbursement do not exceed 1.00% of the Fund’s average daily net assets.  This agreement will continue in effect until May 1, 2012, with successive renewal terms of one year unless terminated by the Board of Directors prior to any such renewal.  The Adviser has the right to receive reimbursement for fee reductions and/or expense payments made in the prior three fiscal years provided that after giving effect to such reimbursement, Total Annual Fund Operating Expenses After Fee Waiver/Expense Reimbursement do not exceed 1.00% of average daily net assets in the year of reimbursement.

Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.  The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same.  Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

1 Year	3 Years	5 Years	10 Years
$102	$427	$890	$2,221

The disclosure on Page 15 of the Prospectus under the heading entitled “Management of the Fund” is hereby revised in part to read as follows:

An annual rate of 0.50% of the Fund’s average daily net assets is payable to the Adviser for these services under the Fund’s investment advisory agreement.  The Adviser has also agreed to reimburse the Fund for any expenses (including the advisory fee but excluding taxes, interest, brokerage fees and extraordinary expenses) to the extent necessary to ensure that the Fund’s annual operating expenses do not exceed 1.00% of the Fund’s average daily net assets.  A discussion regarding the factors considered by the Board in continuing the investment advisory agreement with the Adviser is included in the Fund’s annual report.